SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                             September 9,  2001
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                     (Date of earliest event reported)


                    Community Savings Bankshares, Inc.
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         (Exact name of registrant as specified in its charter)


Delaware                              000-25089                  65-0870004
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)



               660 U.S. Highway One, North Palm Beach, Florida     33408
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                 (Address of principal executive offices)       (Zip Code)


                                (561) 881-2212
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             (Registrant's telephone number, including area code)


                                       N/A
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(Former name, former address and former fiscal year, if changed since last report)






Item 5.   Other Events
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     On September 9, 2001, Community Savings Bankshares, Inc. (the
"Company"), BankAtlantic Bancorp, Inc. ("BankAtlantic Bancorp") and CSB Merger Sub, Inc. entered into an Agreement and Plan of Merger (the "Agreement") pursuant to which BankAtlantic Bancorp will acquire the Company (the "Merger"). The Agreement calls for BankAtlantic Bancorp to pay $19.00 in cash for each issued and outstanding share of Company common stock, $1.00 par value per share ("Company Common Stock"), other than shares owned by the Company and BankAtlantic Bancorp and shares which perfect appraisal rights under Delaware law. All options to purchase Company Common Stock outstanding upon consummation of the Merger will be converted into the right to receive a cash payment equal to the difference, if any, between $19.00 and the exercise price of the options. In addition, Community Savings, F. A., the wholly owned subsidiary of the Company, will merge with BankAtlantic, a Federal Savings Bank, a wholly owned subsidiary of BankAtlantic Bancorp.

     Under the terms of the Agreement, in the event the Merger is not consummated under certain circumstances, the Company will pay BankAtlantic Bancorp a termination fee equal to $6.0 million. The Merger is subject to various conditions, including, among others, the approval of the Agreement by the Company's shareholders and the receipt of all required regulatory approvals. The Merger will be accounted for as a purchase and is currently expected to close in the first quarter of 2002.

     The directors and executive officers as well as certain shareholders have agreed to vote Company Common Stock beneficially owned thereby in favor of the Agreement and the Merger.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Agreement attached hereto as
Exhibit 2.1 and made a part hereof by reference thereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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          (c)  Exhibits

               See Exhibit Index








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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      COMMUNITY SAVINGS BANKSHARES, INC.




Date: September 13, 2001              By:  /s/ James B. Pittard, Jr.
                                           --------------------------------
                                           James B. Pittard, Jr.
                                           President and Chief Executive Officer













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                                EXHIBIT INDEX




Exhibit Number                                Description
--------------                                -----------

2.1 Agreement and Plan of Merger, dated as of September 9, 2001, by and between Community Savings Bankshares, Inc., BankAtlantic Bancorp, Inc. and CSB Merger Sub, Inc.